Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Text block 1 [Abstract]
Cash and cash equivalents
18 Cash and cash equivalents

	2025	2024	2023

Cash at bank and in hand	1,165	1,478	1,614

Short-term deposits	315	152	340

Money market investments	1,253	1,838	2,120

On December 31	2,733	3,469	4,074

Cash collateral related to securities lending, repurchase agreements and margins on derivatives transactions	1,972	2,240	3,416

Income from security lending programs	3	4	7

Weighted effective interest rate on short-term deposits	2.13%	3.17%	3.90%

Average maturity on short-term deposits (in days)	2	5	11
The disclosed carrying amounts reasonably approximate fair values at year-end.
See note
40 Transfers of financial assets
for details on collateral received and paid. For cash collateral received related to securities lending, repurchase agreements, and margins on derivatives transactions, a corresponding liability to repay the cash is recognized in other liabilities (see note
35 Other liabilities
).
Cash and cash equivalent balances that are not available for use by the group is EUR 158 million (2024: EUR 141 million, 2023: EUR 98 million).

Summary cash flow statement	2025	2024	2023

Net cash flows from operating activities	434	762	864

Net cash flows from investing activities	1,010	300	(1,996)

Net cash flows from financing activities	(2,035)	(1,755)	(3,241)

Net increase / (decrease) in cash and cash equivalents	(591)	(694)	(4,373)

Net cash and cash equivalents on December 31, are impacted by:

Positive (negative) effects of changes in exchange rates	(144)	88	(38)
Analysis of cash flows
2025 compared to 2024
Total net cash flow from operating activities decreased by EUR 328 million to an EUR 434 million inflow (2024: EUR 762 million inflow). The decrease is mainly driven by a lower cash result (result before tax adjusted for non-cash
items), and by changes in accruals (see note
36 Accruals
).
Net cash flows from investing activities increased by EUR 710 million to an EUR 1,010 million inflow (2024: EUR 300 million inflow). The increase mainly reflects proceeds from reducing the investment in associate ASR Netherland N.V.(see note
21 Investments in joint ventures and associates
).
Net cash flows from financing activities increased
by EUR 280 million to an EUR 2,035 million outflow(2024: EUR 1,755 million outflow).
The increase is mainly driven by a higher net repayment from borrowings (refer to the table below ‘Reconciliation of liabilities arising from financing activities’), partially offset by a lower cash outflow from share repurchases following Aegon’s share buy back programs (see note 25.3 Treasury shares).
Reconciliation of liabilities arising from financing activities
The table below presents a reconciliation of liabilities arising from financing activities, split between changes from financing cash flows and non-cash
changes, as reported in the consolidated statement of financial position

		Financing cash flows		Non-cash changes

2025	On January 1	Addition	Repayment	Realized gains / (losses)	Fair value hedge movements	Amortization	Net exchange difference	On December 31

Subordinated borrowings	1,653	-	-	-	-	3	(195)	1,461

Trust pass-through securities	113	-	-	-	-	(1)	(13)	99

Borrowings	3,013	946	(1,707)	-	-	2	(272)	1,982

Assets held to hedge Trust pass-through securities	(20)	-	-	-	-	-	2	(17)

2024

Subordinated borrowings	2,244	-	(700)	-	-	5	104	1,653

Trust pass-through securities	111	-	-	-	(5)	(1)	7	113

Borrowings	2,356	700	(209)	-	-	3	162	3,013

Assets held to hedge Trust pass-through securities	(14)	-	-	(5)	-	-	(1)	(20)